UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2005


                                  VERSATA, INC.
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             (Exact name of Registrant as specified in its charter)


           DELAWARE                     000-29757             68-0255203
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation or organization)                        Identification Number)


           300 Lakeside Drive, Suite 1300, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 628-1000
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 14, 2005, Versata, Inc. ("Versata") issued a press release announcing its financial results for the fiscal quarter ended July 31, 2005. A copy of Versata's press release is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Versata for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report:



EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1     Press Release dated September 14, 2005*

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VERSATA, INC.

Date: September 14, 2005                   By: /s/ William Frederick
                                                  ---------------------
                                                   William Frederick
                                                   Chief Financial Officer,
                                                   Secretary, and Vice President